UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire 1414 Avenue of the Americas New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: July 1, 2003 - December 31, 2003

Item 1: Reports to Shareholders

2003 Annual Report

TheRoyceFundsSM VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 25 YEARS ROYCE CAPITAL FUND

MICRO-CAP PORTFOLIO SMALL-CAP PORTFOLIO

ANNUAL REPORT REFERENCE GUIDE

LETTER TO OUR SHAREHOLDERS	2

PERFORMANCE AND PORTFOLIO REVIEWS	4

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION	8

SCHEDULES OF INVESTMENTS AND OTHER FINANCIAL STATEMENTS	9

TRUSTEES AND OFFICERS	21

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

LETTER TO OUR SHAREHOLDERS

           2003 will likely enter the annals of stock market history as one of the more successful years for equities in recent times. Unlike the days of stratospheric returns for large-cap and/or Technology issues that characterized the late ‘90s, the past year embraced large and small stocks alike, a tide of more or less steadily rising prices that seemed to lift nearly every boat which the market deemed seaworthy. Such a year was especially welcome to investors following the long and dreary bear market that began in March 2000. Yet to many observers, this long-anticipated recovery emerged slowly, almost subtly, from the wings of the bear’s prolonged turn on the equity stage. The rebound actually began in early October 2002, when the major indices — the S&P 500, Russell 2000 and Nasdaq Composite — reached their most recent lows. Yet 2002 was a year of negative performance for the majority of stocks, and the brief rally that carried the market through October and November fizzled in December and did not re-gain its momentum until March of 2003.
          Much of this can be attributed to a sluggish economy and the anxious days preceding the war with Iraq. The initial reports out of Baghdad seemed to indicate that our military’s efforts were not meeting with the unqualified success that many of us had expected. Yet once it became clear that these reports were erroneous and that the U.S. was on its way to a relatively fast victory, the stock market responded generously. For each index, April and May were two of the three strongest performing months of 2003. By fall, news of strong GDP growth and stable levels of unemployment provided any additional fuel that may have been needed to keep the rally running, and run it did, right through the beginning of 2004. Even the stunning news of illegal or unethical profiteering on the part of certain mutual fund companies that permitted late trading and market timers could not slow the market’s furious ascent. The only unanswered questions appeared to be, how much longer would the rally run and how much higher would returns climb before a correction occurred?
           With the economy seeming to grow stronger each day, the international situation stabilizing somewhat (at least as of this writing) and reports of new mutual fund scandals subsiding (for now, anyway), we would understand anyone who felt that the past fifteen months have heralded only the beginning of an extended period of high returns. We just wouldn’t necessarily agree. Like many experienced value investors, we habitually get a little tense whenever stock market returns run up virtually unimpeded for months at a time. It simply goes against the grain of what we have learned in three-plus decades of investing. We are not calling for a return to the bear market environment that lasted from March 2000 through October 2002, but we also do not see the direction of the market racing consistently upward. Just as we argued at the end of last year that the market was not as bad as it looked, we would now submit that the market is not quite as vigorous as it appears. We think that it is entirely rational to be exuberant about 2003’s high returns, but that similar sentiments should not apply to 2004 and beyond because no one really knows what the market’s next move will be. So before the heralds rush forth announcing that all is well because the bears (and the folks delivering subpoenas) have all left the building, we would advise investors to curb their enthusiasm.
           In our view, 2003 offered a good reason for taking the long view. A wildly successful year by nearly any measure, it was also an exceptional year for more than the reasons normally implied by that term. While our Funds certainly profited from the market’s favor toward micro-caps, Technology and other more speculative issues, we remain somewhat cynical about the nature of the recent rally. Seeing many of our holdings appreciate in price

So before the heralds rush forth announcing that all is well because the bears (and the folks delivering subpoenas) have all left the building, we would advise investors to curb their enthusiasm.
2 | ROYCE CAPITAL FUND ANNUAL REPORT 2003

was gratifying, but we cannot avoid the suspicion that prices rose primarily for what we would argue were all the wrong reasons — speculation as opposed to investment, a low-interest rate environment (which made investment options in fixed income securities look far less attractive relative to equities) and a post-bear-market euphoria that seemed to push prices higher and higher while scant attention was being paid to underlying quality. We were surprised to see speculative stocks do so well from the October 2002 bottom through the end of 2003, though it was somewhat gratifying to see some companies with stronger earnings begin to participate late in the year.
          The market’s dramatic upward move seems to us more of an anomalous event that occurred within the longer-term context of the current market cycle that began with the peak in March 2000. Most bull markets have begun with profitable companies taking the lead, with Technology and/or micro-cap stocks following in the later stages of the run-up. We find this especially peculiar in the aftermath of one of the biggest Technology rallies in history. Although any extended period of negative returns from this point seems unlikely to us, we suspect that there may be a correction within the next several months during which we believe that we will see a move to quality companies with solid earnings followed by a longer period of low, but positive returns. We would caution investors against thinking that 2003’s rubber-band response to the bear market means a return to the investment climate of the mid-to-late ‘90s. Of course, when it comes to investing, our temperament resembles Larry David’s cranky, fatalistic character on HBO’s Curb Your Enthusiasm. When bad times come, we more or less expect it; when good times arrive, we’re usually nervous, expecting it all to end soon.
The last five years have provided plenty of each, with giddy peaks and chilling lows. Through it all, we maintained the same disciplined approach that we have used for 30 years. We were not idiots when small-cap value went out of style, and we did not suddenly become endowed with genius when our approach became attractive again. The extremes of the last two market cycles serve best as a reminder that building wealth takes time and patience.
We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

January 31, 2004
ROYCE CAPITAL FUND ANNUAL REPORT 2003 | 3

ROYCE CAPITAL FUND — MICRO-CAP PORTFOLIO
Average Annual Total Returns Through 12/31/03		Portfolio Diagnostics
July — December *	27.52%	Median Market Capitalization	$264 million
One-Year	49.16	Weighted Average P/B Ratio	1.9x
Three-Year	19.01	Weighted Average Yield	0.3%
Five-Year	20.69	Number of Holdings	221
Since Inception (12/27/96)	18.23	Fund Net Assets	$250 million
* Not annualized.

MANAGER’S DISCUSSION

Royce Capital Fund — Micro-Cap Portfolio (RCM) participated fully in the good times enjoyed by many micro-cap stocks in 2003. The Fund was up 49.2% for the calendar year, a terrific absolute return that was also ahead of RCM’s small-cap benchmark, the Russell 2000, which gained 47.3% in the same period. RCM also stayed ahead of its benchmark in the second half, when the market rally began to broaden, up 27.5% versus a return of 24.9%. We were even more pleased with the Fund’s performance over market cycle and longer-term periods. For the period ended 12/31/03, RCM outpaced the Russell 2000 from the small-cap market peak on 3/9/00 with a gain of 93.8% compared to loss of 3.3% for the benchmark. In addition, the Fund outperformed the Russell 2000 for the three-year, five-year and since inception periods ended 12/31/03. RCM’s average annual total return since inception was 18.2%.

Holdings in Technology and Health, the Fund’s two largest sectors, made the greatest positive impact on performance in 2003. The impressive resurgence of Tech stocks, which began once the market bottomed out in October 2002, was generally not accompanied by anticipated increases in capital spending. We shared the opinion of many that a recovery in the sector would be difficult to sustain without businesses spending more on technological upgrades and/or enhancements. Yet fifteen months into the rally, these increases are just beginning to materialize. What we gather from this is that investors have been more interested in momentum than in the underlying quality (or lack thereof) of many of these businesses. The substantial positive impact of the Fund’s Tech holdings has been undeniable. However, we are apprehensive enough about the long-term sustainability of these returns, and happy enough with the gains that the Fund’s Tech companies have achieved, to begin trimming or reducing our positions in a number of holdings in the sector.

Performance Technologies, which manufactures components primarily for telecommunications companies and military communications, benefitted from the upswing in the former industry’s business. Having survived 2002’s telecomm crash with cash to spare, the company made a savvy acquisition of a business unit of Intel’s in October 2002 that doubled its customer base and helped its business to grow in 2003. We initially liked the low price, balance sheet and niche business of TTM Technologies, a manufacturer of specialty circuit boards. Increased revenues and earnings, as well as Wall Street attention, led its price to levels beyond our expectations, so we began to reduce our position in the fall. The price of laser vision correction specialist TLC Vision climbed through the summer and into the early fall, when we trimmed our position. Its price then fell a bit in November, which again led us to purchase shares. Improved earnings and the announcement that it would be acquired in December 2003 seemed to help the stock price of BioReliance Corporation, a contract service organization that provides services for biomedical, biotechnology and pharmaceutical companies. We were content to hold a large stake at year-end.

We built our position in new top-ten holding Golden Star Resources, a debt-free gold mining business with large profitable operations in Ghana that we believe has been both overlooked and under-appreciated. Another business in which we increased our position in 2003 was science and engineering consultant, Exponent. We liked its low-leverage balance sheet and its growing business, which includes an expanding relationship with the U.S. military.

4 | ROYCE CAPITAL FUND ANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

Transaction Systems Architects Cl. A	1.4%
BioReliance Corporation	1.2
Golden Star Resources	1.2
Exponent	1.1
PLATO Learning	1.0
ProAssurance Corporation	1.0
Multimedia Games	1.0
Minefinders Corporation	1.0
PetroCorp	0.9
Young Innovations	0.8

Portfolio Sector Breakdown	% of Net Assets

Technology	19.3%
Health	17.1
Natural Resources	12.0
Industrial Products	7.5
Industrial Services	7.4
Consumer Services	5.8
Financial Intermediaries	5.2
Consumer Products	4.8
Financial Services	0.7
Diversified Investment Companies	0.1
Miscellaneous	4.8
Preferred Stock	0.2
Cash and Cash Equivalents	15.1

GOOD IDEAS THAT WORKED 2003 Net Realized and Unrealized Gain		GOOD IDEAS AT THE TIME 2003 Net Realized and Unrealized Loss

Transaction Systems Architects Cl. A	$2,910,789	Daisytek International	$633,296
Ventiv Health	2,319,789	On Assignment	379,198
TTM Technologies	2,002,205	Somera Communications	375,070
Performance Technologies	1,947,494	Clark	336,735
Golden Star Resources	1,832,531	Gene Logic	247,798

Transaction Systems Architects Cl. A — The price of this e-commerce and e-payment software company skyrocketed in the second quarter and hasn’t shown signs of slowing down yet. We began to reduce our position in August at substantial gains, though we still thought very highly of its core business.

Ventiv Health — In March, we began to sell shares at gains that then grew through the year in this provider of outsourced sales and marketing services for the pharmaceutical and life sciences industries, as investors seemed drawn to its growing business.

Daisytek International — This distributor of computer printing supplies undertook what we felt was an overly ambitious distribution plan. It tried both to expand its product line and its distribution reach simultaneously. The resulting increased debt prompted us to take our losses and move on.

On Assignment — We began to build our position in this medical staffing services company in the Fund’s portfolio during the summer of 2002 because we liked its balance sheet and its excellent reputation. However, its earnings have been disappointing as its industry continues to struggle. We remain hopeful for a turnaround.

ROYCE CAPITAL FUND ANNUAL REPORT 2003 | 5

ROYCE CAPITAL FUND — SMALL-CAP PORTFOLIO
Average Annual Total Returns Through 12/31/03		Portfolio Diagnostics
July – December *	25.89%	Median Market Capitalization	$830 million
One-Year	41.10	Weighted Average P/E Ratio	17.6x
Three-Year	13.73	Weighted Average P/B Ratio	2.2x
Five-Year	16.25	Weighted Average Yield	0.4%
Since Inception (12/27/96)	15.42	Number of Holdings	86
* Not annualized.		Fund Net Assets	$57 million

MANAGERS’ DISCUSSION

Although much of the action in the small-cap universe centered on micro-cap and growth-oriented stocks during 2003, Royce Capital Fund — Small-Cap Portfolio (RCS) enjoyed a strong year on an absolute basis. The Fund was up 41.1% in 2003, trailing the Russell 2000, its small-cap benchmark, which was up 47.3%. The Fund outperformed its benchmark in the second half, when the rally began to broaden, up 25.9% versus a gain of 24.9% for the Russell 2000. We were more pleased that the Fund maintained a performance edge over its benchmark in both the recent market cycle and long-term performance periods. From the small-cap market peak on 3/9/00 through 12/31/03, RCS gained 87.9% versus a loss of 3.3% for the Russell 2000. In addition, the Fund outpaced the small-cap index for the three-year, five-year and since inception (12/27/96) periods ended 12/31/03. RCS’s average annual total return since inception was 15.4%.

Successes could be found throughout the Fund’s portfolio of small-cap stocks, with especially strong performances coming from holdings in Technology, many of which we first bought, or built our positions in, during 2002’s bear market or earlier in 2003 when the rally temporarily stalled. In the summer of 2002, we first bought shares of Brooktrout, a supplier of media processing, network interface, call control and signal processing products for the telecommunications industry. We were drawn to the firm’s solid balance sheet and niche business. Investors seemed to make a clear connection with its improving, though still not profitable, business in 2003. We reduced our position between June and December at rising prices nearly twice our average purchase cost. E-commerce and e-payment software maker, Transaction Systems Architects, gained our interest because of its attractive stock price, strong balance sheet and interesting niche business. Increased revenues and earnings, as well as Wall Street attention, seemed to help its price to more than double before we began to reduce our position in October.

We found success with top-ten holding eFunds Corporation, a business with what we think is excellent growth potential. Originally a spin-off from another firm, it had been plagued by accounting problems, but showed signs of turning itself around when new management came on board in late 2002. The firm’s four businesses create technologies that make ATMs work and improve the efficiency of other electronically based financial transactions. We increased our position between January (when we made our initial purchase) and July 2003. We also built our stake in Cross Country Healthcare. We think that this provider of healthcare staffing services is a well managed, conservatively capitalized business poised to benefit from ongoing nursing staff shortages. We bought shares throughout the year following our first purchase in February. We think that its silver mining operations could put a shine on the prospects for Glamis Gold because of that metal’s industrial applications and the fact that silver commodity prices have not been as strong as those of other precious metals. We built our position in the company in 2003 based on our belief that smaller, more nimble precious metals businesses may enjoy greater exploration opportunities relative to their larger competitors. Nu Skin Enterprises operates two businesses: a direct selling company that develops and distributes quality personal care products and nutritional supplements, and a distributor-related concern offering business services and home care products. We like its solid earnings and core businesses, so we built our position in 2003’s first half.

6 | ROYCE CAPITAL FUND ANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

Top 10 Positions	% of Net Assets

Unit Corporation	2.2%
eFunds Corporation	2.1
Cross Country Healthcare	2.0
Houston Exploration Company (The)	1.9
Glamis Gold	1.8
Ensign Resource Service Group	1.8
Simpson Manufacturing	1.8
Endo Pharmaceuticals Holdings	1.7
Nu Skin Enterprises Cl. A	1.7
Hecla Mining Company	1.7

Portfolio Sector Breakdown	% of Net Assets

Health	17.3%
Natural Resources	17.3
Technology	11.3
Consumer Products	10.3
Industrial Products	6.7
Consumer Services	5.3
Financial Intermediaries	4.4
Financial Services	2.1
Industrial Services	1.9
Miscellaneous	4.9
Cash and Cash Equivalents	18.5

GOOD IDEAS THAT WORKED 2003 Net Realized and Unrealized Gain		GOOD IDEAS AT THE TIME 2003 Net Realized and Unrealized Loss

Hecla Mining Company	$602,218	ECtel	$119,280
TTM Technologies	572,794	Orthodontic Centers of America	94,514
Transaction Systems Architects Cl. A	518,933	Nutraceutical International	54,261
eFunds Corporation	506,674	Action Performance Companies	45,448
Brooktrout	440,226	Curative Health Services	38,420

Hecla Mining Company — We think that the company’s operations in silver mining could be a key to its future growth. Silver commodity prices have emerged more slowly from the twenty-year bear market, yet the metal has industrial applications unavailable to other precious metals, which to us indicates a potential edge for companies who mine it. We built our position in 2003.

TTM Technologies — We initially liked the low price, balance sheet and niche business of this manufacturer of specialty circuit boards. Increased revenues and earnings, as well as Wall Street attention, led its price to levels beyond our expectations. We began to reduce our position in July.

ECtel — In May 2002, at what we hoped would be a low point, we first began to buy shares of this provider of proprietary software and hardware for fraud prevention and other security-based businesses. Our timing was clearly poor, as its price continued to plummet in 2003. The Technology rally bypassed the firm, and an ongoing lack of capital spending caused its losses to mount.

Orthodontic Centers of America — This manager of orthodontic practices made what now looks like an ill-advised acquisition of a major competitor that put a cavity in its business. We sold our shares in May.

ROYCE CAPITAL FUND ANNUAL REPORT 2003 | 7

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2003, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2003 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

The Russell 2000 is an unmanaged index of domestic small-cap common stocks. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds.

FORWARD-LOOKING STATEMENTS
     This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
  the Funds’ future operating results,
  the prospects of the Funds’ portfolio companies,
  the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and the ability of the Funds’ portfolio companies to achieve their objectives.

     This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

8 | ROYCE CAPITAL FUND ANNUAL REPORT 2003

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2003
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO

COMMON STOCKS – 84.7%
	SHARES	VALUE		SHARES	VALUE

Consumer Products – 4.8%			Financial Intermediaries – 5.2%
Apparel and Shoes - 0.3%			Banking - 0.5%
Cutter & Buck [a]	86,000	$806,680	†Canadian Western Bank	35,700	$1,086,456

Collectibles - 0.2%			Insurance - 4.7%
Action Performance Companies	25,000	490,000	†American Safety Insurance Holdings [a,c]	116,200	1,523,382
			Argonaut Group [a]	117,000	1,818,180
Food/Beverage/Tobacco - 1.3%			NYMAGIC	68,400	1,875,528
Boston Beer Company Cl. A [a,c]	41,400	750,996	Navigators Group [a]	41,300	1,274,931
†CoolBrands International [a]	78,800	1,014,944	PXRE Group	67,000	1,579,190
800 JR Cigar [a,d]	30,000	390,000	ProAssurance Corporation [a,c]	76,500	2,459,475
†Green Mountain Coffee Roasters [a,c]	25,000	575,500	United Fire & Casualty Company	30,000	1,210,800
Monterey Pasta Company [a]	134,100	500,193
					11,741,486
		3,231,633
			Total (Cost $8,736,585)		12,827,942
Home Furnishing/Appliances - 0.1%
Bassett Furniture Industries	12,500	206,250	Financial Services – 0.7%
			Insurance Brokers - 0.2%
Sports and Recreation - 1.1%			CorVel Corporation [a,c]	11,250	423,000
Arctic Cat	42,500	1,049,750
Monaco Coach [a]	17,000	404,600	Other Financial Services - 0.5%
Thor Industries	23,100	1,298,682	Electro Rent [a]	103,300	1,378,022

		2,753,032	Total (Cost $1,510,053)		1,801,022

Other Consumer Products - 1.8%			Health – 17.1%
Concord Camera [a]	15,600	144,300	Commercial Services - 5.3%
†EZCORP [a,c]	28,300	240,550	BioReliance Corporation [a]	62,800	3,003,096
†4Kids Entertainment [a,c]	40,500	1,053,810	Bruker BioSciences [a]	221,800	1,009,190
†JAKKS Pacific [a,c]	52,600	692,216	Discovery Partners International [a]	263,200	1,618,680
Meade Instruments [a]	128,400	442,980	First Consulting Group [a]	199,800	1,124,874
†RC2 Corporation [a]	93,000	1,929,750	Gene Logic [a]	185,200	961,188
			†Hooper Holmes	130,700	807,726
		4,503,606	PAREXEL International [a]	40,500	658,530
			The TriZetto Group [a]	136,600	881,070
Total (Cost $8,621,857)		11,991,201	Ventiv Health [a]	117,200	1,072,380
			Young Innovations	58,250	2,097,000
Consumer Services – 5.8%
Direct Marketing - 0.3%					13,233,734
†J. Jill Group [a,c]	57,500	730,825
			Drugs and Biotech - 6.2%
Leisure/Entertainment - 1.8%			Antigenics [a,c]	91,300	1,033,516
†Multimedia Games [a]	59,300	2,437,230	Arena Pharmaceuticals [a,c]	50,500	313,100
†New Frontier Media [a]	213,500	1,974,875	BioSource International [a]	144,100	975,557
			†CancerVax Corporation [a,c]	70,500	669,750
		4,412,105	†Cell Genesys [a]	59,500	769,930
			Compugen [a,c]	197,600	997,880
Restaurants/Lodgings - 0.5%			Durect Corporation [a,c]	46,052	118,814
Benihana Cl. A [a]	73,145	939,913	DUSA Pharmaceuticals [a]	360,900	1,822,545
Chicago Pizza & Brewery [a,c]	31,000	462,520	Emisphere Technologies [a]	97,600	534,848
			Lexicon Genetics [a,c]	351,100	2,067,979
		1,402,433	Luminex Corporation [a,c]	56,500	529,970
			Maxim Pharmaceuticals [a,c]	53,000	471,700
Retail Stores - 3.2%			Maxygen [a]	68,000	722,840
Buckle (The)	52,900	1,171,735	Myriad Genetics [a,c]	125,400	1,612,644
†Cache [a]	51,000	1,062,330	Pharmacyclics [a]	90,300	668,220
Cato Corporation Cl. A	91,000	1,865,500	United Therapeutics [a,c]	22,700	520,965
†FTD Cl. A [a]	61,400	1,512,896	VIVUS [a]	231,000	875,490
†Shoe Carnival [a,c]	35,000	623,000	Zila [a]	213,700	874,033
Sport Chalet [a]	110,000	1,078,000
Trans World Entertainment [a,c]	95,450	679,604			15,579,781

		7,993,065

Total (Cost $11,044,126)		14,538,428

Diversified Investment Companies – 0.1%
Closed-End Mutual Funds - 0.1%
ASA	7,000	318,500

Total (Cost $195,622)		318,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2003 | 9

SCHEDULES OF INVESTMENTS
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO (continued)

	SHARES	VALUE		SHARES	VALUE

Health (continued)			Other Industrial Products - 1.2%
Health Services - 2.4%			BHA Group Holdings	15,300	$384,795
†Centene Corporation [a,c]	33,450	$936,935	Peerless Mfg. [a]	52,200	673,380
†Cross Country Healthcare [a,c]	80,100	1,195,092	Quixote Corporation	40,800	995,928
Curative Health Services [a,c]	115,600	1,595,280	Velcro Industries	81,500	998,375
On Assignment [a]	65,500	341,255
Option Care [a]	70,000	747,600			3,052,478
RehabCare Group [a]	11,900	252,994
†TLC Vision [a]	134,400	891,072	Total (Cost $13,901,804)		18,788,405

		5,960,228	Industrial Services – 7.4%
			Commercial Services - 3.1%
Personal Care - 0.8%			Carlisle Holdings [a]	264,401	1,626,066
Ocular Sciences [a]	65,200	1,871,892	Cornell Companies [a]	55,900	763,035
			Exponent [a]	130,900	2,801,260
Surgical Products and Devices - 2.4%			New Horizons Worldwide [a]	75,700	430,657
Aksys [a,c]	51,000	450,330	RCM Technologies [a]	76,300	562,331
ArthroCare [a]	11,000	269,500	RemedyTemp Cl. A [a,c]	54,100	590,231
†EPIX Medical [a,c]	38,100	620,268	Wackenhut Corrections [a]	47,900	1,092,120
Exactech [a,c]	30,000	442,500
Interpore International [a,c]	55,000	715,000			7,865,700
Novoste [a]	87,100	417,209
OrthoLogic Corporation [a]	151,000	925,630	Food/Tobacco Processors - 0.7%
Orthofix International [a]	16,200	793,476	MGP Ingredients	49,800	784,350
†Possis Medical [a,c]	30,000	592,500	†Zapata Corporation [a]	16,800	974,232
Quinton Cardiology Systems [a]	77,400	623,070
Theragenics Corporation [a]	44,400	242,868			1,758,582

		6,092,351	Printing - 1.3%
			Courier Corporation	16,800	646,313
Total (Cost $33,283,019)		42,737,986	Ennis Business Forms	65,500	1,002,150
			New England Business Service	42,800	1,262,600
Industrial Products – 7.5%			Schawk Cl. A	16,600	226,258
Automotive - 0.8%
Wescast Industries Cl. A	66,200	1,952,900			3,137,321

Building Systems and Components - 1.0%			Transportation and Logistics - 1.9%
LSI Industries	81,250	1,096,875	AirNet Systems [a,c]	224,500	846,365
Preformed Line Products Company	49,500	1,424,115	†Covenant Transport Cl. A [a]	64,400	1,224,244
			Frozen Food Express Industries [a]	91,400	606,896
		2,520,990	†Marten Transport [a]	55,150	848,207
			†Vitran Corporation Cl. A [a]	83,950	1,187,892
Construction Materials - 0.2%
Florida Rock Industries	10,000	548,500			4,713,604

Industrial Components - 1.6%			Other Industrial Services - 0.4%
Aaon [a]	75,000	1,455,750	Team [a]	91,200	935,712
DuraSwitch Industries [a]	325,000	526,825
Powell Industries [a]	109,400	2,095,010	Total (Cost $14,984,642)		18,410,919

		4,077,585	Natural Resources – 12.0%
			Energy Services - 5.0%
Pumps, Valves and Bearings - 1.0%			†Atwood Oceanics [a,c]	35,700	1,140,258
Denison International ADR [a,b]	85,500	2,043,450	Carbo Ceramics	18,000	922,500
Sun Hydraulics	68,100	489,639	Dril-Quip [a]	47,000	766,100
			Gulf Island Fabrication [a]	87,800	1,495,234
		2,533,089	†GulfMark Offshore [a]	98,500	1,379,000
			Input/Output [a,c]	243,600	1,098,636
Specialty Chemicals and Materials - 0.4%			NATCO Group Cl. A [a]	151,300	1,148,367
CFC International [a]	108,600	575,580	†Tesco Corporation [a,c]	138,000	1,121,940
Hawkins	23,300	325,268	TETRA Technologies [a]	70,650	1,712,556
			†Trician Well Service [a]	80,700	1,729,709
		900,848
					12,514,300
Steel/Metal Fabrication & Distribution - 1.3%
Gibraltar Steel	30,100	757,015	Oil and Gas - 1.7%
NS Group [a,c]	40,000	388,000	PetroCorp [a]	163,200	2,196,672
†Schnitzer Steel Industries Cl. A	34,000	2,057,000	Prima Energy [a]	27,900	980,964
			†Remington Oil & Gas [a]	50,000	984,500
		3,202,015
					4,162,136

10 | ROYCE CAPITAL FUND ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003

	SHARES	VALUE		SHARES	VALUE

Natural Resources (continued)			Semiconductors and Equipment - 3.2%
Precious Metals and Mining - 5.3%			CEVA [a,c]	160,400	$1,668,160
Apex Silver Mines [a,c]	63,000	$1,316,700	Integrated Silicon Solution [a,c]	50,000	783,500
†Eldorado Gold [a]	400,000	1,284,000	MIPS Technologies Cl. A [a,c]	223,600	1,217,502
Glamis Gold [a,c]	52,000	890,240	Nanometrics [a,c]	35,000	514,850
†Golden Star Resources [a,c]	417,900	2,912,763	†PDF Solutions [a,c]	52,000	774,800
†Metallica Resources [a,c]	349,700	608,478	QuickLogic Corporation [a]	117,000	581,490
†Minefinders Corporation [a]	291,000	2,400,750	Semitool [a]	76,300	818,012
†Miramar Mining [a,c]	223,000	573,110	Trikon Technologies [a,c]	69,700	391,017
†Northern Orion Resources [a]	718,700	1,712,846	†White Electronic Designs [a,c]	126,900	1,116,720
†Royal Gold	16,500	345,345
Stillwater Mining [a]	93,872	898,355			7,866,051
Twin Mining [a]	558,000	172,709
			Software - 3.1%
		13,115,296	Integral Systems	41,800	899,536
			PLATO Learning [a]	245,658	2,591,692
Total (Cost $21,424,614)		29,791,732	SPSS [a]	45,500	813,540
			Transaction Systems Architects Cl. A [a]	156,700	3,546,121
Technology – 19.3%
Aerospace/Defense - 0.7%					7,850,889
Ducommun [a]	81,700	1,825,995
			Telecommunication - 3.6%
Components and Systems - 4.0%			†Atlantic Tele-Network	34,200	959,310
CSP [a]	100,700	620,312	Brooktrout [a]	110,050	1,384,429
Excel Technology [a]	55,000	1,807,300	Catapult Communications [a]	64,450	934,525
MOCON	74,400	602,640	COMARCO [a]	60,700	667,700
†OSI Systems [a]	64,600	1,240,966	Computer Network Technology [a,c]	50,000	477,000
Perceptron [a]	147,600	1,121,760	Globecomm Systems [a,c]	76,500	363,375
Performance Technologies [a,c]	113,200	1,613,100	Lightbridge [a]	83,650	761,215
REMEC [a,c]	116,450	979,345	PC-Tel [a]	62,100	658,881
TTM Technologies [a]	114,700	1,936,136	PECO II [a]	150,000	168,150
			Somera Communications [a,c]	398,700	637,920
		9,921,559	Sunrise Telecom	94,000	329,000
			ViaSat [a]	89,200	1,707,288
Distribution - 1.6%
CompuCom Systems [a]	99,500	521,380			9,048,793
Jaco Electronics [a]	200,500	1,381,445
Richardson Electronics	161,500	1,984,835	Total (Cost $33,844,275)		48,167,933

		3,887,660	Miscellaneous – 4.8%
			Total (Cost $10,080,566)		12,017,228
Internet Software and Services - 1.3%
CryptoLogic	100,700	1,198,431	TOTAL COMMON STOCKS
CyberSource Corporation [a,c]	245,750	1,268,070	(Cost $157,627,163)		211,391,296
Jupitermedia Corporation [a,c]	70,800	325,680
†RedEnvelope [a,c]	25,000	417,500	PREFERRED STOCK – 0.2%
			United Fire & Casualty Company
		3,209,681	6.375% Conv.	15,000	435,000

IT Services - 1.8%			TOTAL PREFERRED STOCK
Analysts International [a]	195,600	659,172	(Cost $375,000)		435,000
†Answerthink [a]	282,700	1,568,985
Forrester Research [a]	90,100	1,610,087	REPURCHASE AGREEMENT – 14.9%
Syntel	29,100	719,061	State Street Bank & Trust Company,
			0.30% dated 12/31/03, due 1/2/04,
		4,557,305	maturity value $37,246,621
			(collateralized by U.S. Treasury Notes,
			1.125%-4.25% due 6/30/05-11/15/13,
			valued at $37,993,313)
			(Cost $37,246,000)		37,246,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2003 | 11

SCHEDULES OF INVESTMENTS
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO (continued)		ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO

		COMMON STOCKS – 81.5%
	VALUE		SHARES	VALUE

COLLATERAL RECEIVED FOR SECURITIES LOANED – 7.1%		Consumer Products – 10.3%
U.S. Treasury Bonds		Apparel and Shoes - 2.6%
6.625%-11.25% due 2/15/15-2/15/27	$28,220	Steven Madden [a]	24,600	$501,840
U.S. Treasury Notes		Maxwell Shoe Company Cl. A [a]	30,600	519,282
3.375%-7.875% due 11/15/04-2/15/12	3,646	Polo Ralph Lauren Cl. A	16,500	475,200
U.S. Treasury Strip-Principal
9.125% due 5/15/18	8,254			1,496,322
U.S. Treasury Strip-Interest
due 11/15/10-11/15/11	4,167	Home Furnishing/Appliances - 1.0%
Money Market Funds		Natuzzi ADR [b]	58,200	586,656
State Street Navigator Securities Lending
Prime Portfolio	17,737,407	Sports and Recreation - 2.4%
		Callaway Golf	48,600	818,910
Total (Cost $17,781,694)	17,781,694	†Winnebago Industries	7,900	543,125

TOTAL INVESTMENTS – 106.9%				1,362,035
(Cost $213,029,857)	266,853,990
		Other Consumer Products - 4.3%
LIABILITIES LESS CASH		Blyth	13,100	422,082
AND OTHER ASSETS – (6.9)%	(17,201,565)	JAKKS Pacific [a]	51,600	679,056
		RC2 Corporation [a]	30,600	634,950
NET ASSETS – 100.0%	$249,652,425	†Yankee Candle Company [a]	26,600	726,978

				2,463,066

		Total (Cost $4,773,790)		5,908,079

		Consumer Services – 5.3%
		Direct Marketing - 1.7%
		Nu Skin Enterprises Cl. A	56,500	965,585

		Leisure/Entertainment - 1.7%
		Dover Downs Gaming & Entertainment	46,700	441,782
		Multimedia Games [a]	13,500	554,850

				996,632

		Retail Stores - 1.9%
		Big Lots [a]	23,900	339,619
		†Electronics Boutique Holdings [a]	31,800	727,902

				1,067,521

		Total (Cost $2,333,976)		3,029,738

		Financial Intermediaries – 4.4%
		Insurance - 3.3%
		†Alleghany Corporation [a]	2,100	467,250
		ProAssurance Corporation [a]	14,100	453,315
		Scottish Re Group	30,000	623,400
		Universal American Financial [a]	33,200	329,012

				1,872,977

		Other Financial Intermediaries - 1.1%
		†TSX Group	19,000	630,712

		Total (Cost $1,701,554)		2,503,689

		Financial Services – 2.1%
		Information and Processing - 2.1%
		eFunds Corporation [a]	69,700	1,209,295

		Total (Cost $727,303)		1,209,295

		Health – 17.3%
		Commercial Services - 0.7%
		Covance [a]	14,000	375,200

		Drugs and Biotech - 3.9%
		Antigenics [a]	21,700	245,644
		†Endo Pharmaceuticals Holdings [a]	50,200	966,852
		Lexicon Genetics [a]	91,300	537,757
		Perrigo Company	32,500	510,900

				2,261,153

12 | ROYCE CAPITAL FUND ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Oil and Gas - 8.0%
Health Services - 10.3%			Cimarex Energy [a]	29,218	$779,828
†AMN Healthcare Services [a]	38,209	$655,667	Houston Exploration Company (The) [a]	30,300	1,106,556
AMERIGROUP Corporation [a]	11,300	481,945	Remington Oil & Gas [a]	42,100	828,949
Centene Corporation [a]	15,650	438,357	St. Mary Land & Exploration Company	20,700	589,950
†Cross Country Healthcare [a]	77,300	1,153,316	Unit Corporation [a]	54,300	1,278,765
Curative Health Services [a]	43,700	603,060
Healthcare Services Group	21,000	405,090			4,584,048
Horizon Health [a]	23,000	497,950
†Molina Healthcare [a]	29,500	744,285	Precious Metals and Mining - 4.8%
On Assignment [a]	70,100	365,221	†Glamis Gold [a]	61,400	1,051,168
†U.S. Physical Therapy [a]	35,600	559,988	†Goldcorp	45,800	730,510
			†Hecla Mining Company [a]	116,200	963,298
		5,904,879
					2,744,976
Personal Care – 1.5%
†Nutraceutical International [a]	48,204	531,208	Total (Cost $7,714,733)		9,946,193
Ocular Sciences [a]	12,400	356,004
			Technology – 11.3%
		887,212	Aerospace/Defense - 0.8%
			Curtiss-Wright	10,800	486,108
Surgical Products and Devices - 0.9%
†Viasys Healthcare [a]	25,500	525,300	Components and Systems - 1.5%
			†Rimage Corporation [a]	36,454	577,103
Total (Cost $8,185,379)		9,953,744	TTM Technologies [a]	15,702	265,050

Industrial Products – 6.7%					842,153
Automotive - 0.7%
Strattec Security [a]	6,300	383,733	IT Services - 3.8%
			American Management Systems [a]	56,800	855,976
Building Systems and Components - 1.8%			MAXIMUS [a]	15,400	602,602
Simpson Manufacturing [a]	19,800	1,007,028	Perot Systems Cl. A [a]	37,400	504,152
			Syntel	9,000	222,390
Construction Materials - 0.9%
Florida Rock Industries	9,600	526,560			2,185,120

Machinery - 2.3%			Semiconductors and Equipment - 1.3%
Lincoln Electric Holdings	18,100	447,794	Entegris [a]	15,300	196,605
Thomas Industries	12,600	436,716	Semitool [a]	51,200	548,915
Woodward Governor Company	8,200	466,006
					745,520
		1,350,516
			Software - 2.3%
Pumps, Valves and Bearings - 1.0%			Sybase [a]	35,900	738,822
Denison International ADR [a,b]	23,670	565,713	†Transaction Systems Architects Cl. A [a]	26,400	597,432

Total (Cost $2,809,694)		3,833,550			1,336,254

			Telecommunication - 1.6%
Industrial Services – 1.9%			Brooktrout [a]	22,200	279,276
Commercial Services - 0.8%			ECtel [a]	65,400	324,384
West Corporation [a]	20,000	464,600	Lightbridge [a]	31,700	288,470

Engineering and Construction - 1.1%					892,130
†Dycom Industries [a]	23,200	622,224
			Total (Cost $4,572,913)		6,487,285
Total (Cost $903,502)		1,086,824
			Miscellaneous – 4.9%
Natural Resources – 17.3%			Total (Cost $2,622,310)		2,835,032
Energy Services - 4.5%
†Ensign Resource Service Group	64,600	1,029,721	TOTAL COMMON STOCKS
†Oil States International [a]	40,200	560,388	(Cost $36,345,154)		46,793,429
Patterson-UTI Energy [a]	21,700	714,364
TETRA Technologies [a]	12,900	312,696

		2,617,169

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2003 | 13

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2003
ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO (continued)

	VALUE		VALUE
REPURCHASE AGREEMENT – 16.0%		TOTAL INVESTMENTS – 97.5%
State Street Bank & Trust Company,		(Cost $45,522,154)	$55,970,429
0.30% dated 12/31/03, due 1/2/04,
maturity value $9,177,153		CASH AND OTHER ASSETS
(collateralized by U.S. Treasury Notes,		LESS LIABILITIES – 2.5%	1,420,284
1.125% due 6/30/05, valued at $9,361,125)
(Cost $9,177,000)	$9,177,000	NET ASSETS – 100.0%	$57,390,713

[a]	Non-income producing.

[b]	American Depository Receipt.

[c]	A portion of these securities were on loan at December 31, 2003.

[d]
A security for which market quotations are no longer readily available represents 0.16% of net assets. This security has been valued at its fair value under procedures established by the Fund’s Board of Trustees.

†	New additions in 2003.

Bold indicates the Fund’s largest 20 equity holdings in terms of December 31, 2003 market value.

14 | ROYCE CAPITAL FUND ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	DECEMBER 31, 2003

	Micro-Cap Portfolio	Small-Cap Portfolio

ASSETS:
Investments at value (including collateral on loaned securities) *	$229,607,990	$46,793,429
Repurchase agreements (at cost and value)	37,246,000	9,177,000
Cash	39,591	100,372
Receivable for investments sold	891,758	58,025
Receivable for capital shares sold	881,159	1,332,431
Receivable for dividends and interest	66,539	16,256
Prepaid expenses and other assets	3,824	638

Total Assets	268,736,861	57,478,151

LIABILITIES:
Payable for collateral on loaned securities	17,781,694	–
Payable for investments purchased	727,090	–
Payable for capital shares redeemed	270,021	23,635
Payable for investment advisory fees	263,870	46,320
Accrued expenses	41,761	17,483

Total Liabilities	19,084,436	87,438

Net Assets	$249,652,425	$57,390,713

ANALYSIS OF NET ASSETS:
Accumulated net realized gain on investments	$2,662,012	$154,549
Net unrealized appreciation on investments	53,824,133	10,448,239
Paid-in capital	193,166,280	46,787,925

Net Assets	$249,652,425	$57,390,713

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	22,898,604	7,557,546

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
(offering and redemption price per share)	$10.90	$7.59

*Investments at identified cost	$175,783,857	$36,345,154

Market value of loaned securities	$17,048,887

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2003 | 15

STATEMENTS OF CHANGES IN NET ASSETS

	Micro-Cap Portfolio		Small-Cap Portfolio

	Year ended December 31, 2003	Year ended December 31, 2002	Year ended December 31, 2003	Year ended December 31, 2002

INVESTMENT OPERATIONS:
Net investment loss	$(1,451,273)	$(1,149,111)	$(183,664)	$(45,080)
Net realized gain on investments	11,810,323	5,249,519	3,439,484	133,914
Net change in unrealized appreciation
(depreciation) on investments	61,883,874	(24,735,990)	10,324,465	(342,408)

Net increase (decrease) in net assets
from investment operations	72,242,924	(20,635,582)	13,580,285	(253,574)

DISTRIBUTIONS:
Net realized gain on investments	(9,155,398)	(4,048,790)	(3,123,806)	(93,010)

Total distributions	(9,155,398)	(4,048,790)	(3,123,806)	(93,010)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold	59,995,395	69,226,599	34,664,544	18,217,779
Distributions reinvested	9,155,398	4,048,790	3,123,804	93,010
Value of shares redeemed	(16,529,499)	(21,148,246)	(9,044,502)	(3,097,742)

Net increase in net assets
from capital share transactions	52,621,294	52,127,143	28,743,846	15,213,047

NET INCREASE IN NET ASSETS	115,708,820	27,442,771	39,200,325	14,866,463
NET ASSETS:
Beginning of year	133,943,605	106,500,834	18,190,388	3,323,925

End of year	$249,652,425	$133,943,605	$57,390,713	$18,190,388

ACCUMULATED NET INVESTMENT
LOSS AT END OF YEAR	$–	$–	$–	$–

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold	6,363,768	7,690,913	5,288,047	3,151,824
Shares issued for reinvestment of distributions	868,634	535,559	420,998	16,404
Shares redeemed	(1,950,586)	(2,449,579)	(1,338,258)	(480,516)

Net increase in shares outstanding	5,281,816	5,776,893	4,370,787	2,687,712

16 | ROYCE CAPITAL FUND ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS	YEAR ENDED DECEMBER 31, 2003

	Micro-Cap Portfolio	Small-Cap Portfolio

INVESTMENT INCOME:
Income:
Dividends	$711,998	$205,233
Interest	91,402	16,735
Securities lending	73,969	–

Total income	877,369	221,968

Expenses:
Investment advisory fees	2,155,596	333,893
Custody	76,341	40,141
Shareholder reports	40,614	2,749
Administrative and office facilities	20,798	3,103
Shareholder servicing	14,533	11,538
Trustees’ fees	12,086	2,053
Audit	7,500	7,500
Legal	7,046	1,014
Other expenses	12,949	3,641

Total expenses	2,347,463	405,632
Fees waived by investment adviser	(18,821)	–

Net expenses	2,328,642	405,632

Net investment loss	(1,451,273)	(183,664)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	11,810,323	3,439,484
Net change in unrealized appreciation (depreciation) on investments	61,883,874	10,324,465

Net realized and unrealized gain on investments	73,694,197	13,763,949

NET INCREASE IN NET ASSETS
FROM INVESTMENT OPERATIONS	$72,242,924	$13,580,285

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain (Loss)on Investments	Distributions From Net Investment Income	Distributions From Net Realized Gain on Investments	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

MICRO-CAP PORTFOLIO (a)
2003 (c)	$7.60	$(0.08)	$3.80	$—	$(0.42)	$10.90	49.2%	$249,652	1.35%	(0.84)%	41%
2002 (c)	9.00	(0.08)	(1.08)	—	(0.24)	7.60	(12.9)%	133,944	1.35%	(0.88)%	27%
2001	7.05	(0.03)	2.12	—	(0.14)	9.00	29.7%	106,501	1.35%	(0.61)%	18%
2000	6.13	(0.01)	1.14	—	(0.21)	7.05	18.6%	35,437	1.35%	(0.14)%	31%
1999	5.24	(0.02)	1.46	—	(0.55)	6.13	28.1%	7,468	1.35%	(0.53)%	102%
SMALL-CAP PORTFOLIO (b)
2003 (c)	$5.71	$(0.04)	$2.38	$—	$(0.46)	$7.59	41.1%	$57,391	1.21%	(0.55)%	70%
2002 (c)	6.66	(0.05)	(0.87)	—	(0.03)	5.71	(13.8)%	18,190	1.35%	(0.80)%	53%
2001	6.40	(0.04)	1.34	—	(1.04)	6.66	21.0%	3,324	1.35%	(0.74)%	188%
2000	5.23	(0.01)	1.73	—	(0.55)	6.40	33.3%	1,440	1.35%	(0.26)%	116%
1999	5.47	—	0.43	—	(0.67)	5.23	8.2%	428	1.35%	(0.06)%	70%

(a)	Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2003, 2002, 2001, 2000 and 1999, the expense ratios before the waivers and reimbursements would have been 1.36%, 1.38%, 1.58%, 2.24% and 2.59%, respectively.
(b)	Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 2002, 2001, 2000 and 1999, the expense ratios before the waivers and reimbursements would have been 1.87%, 2.20%, 3.89% and 5.63%, respectively.
(c)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	ROYCE CAPITAL FUND ANNUAL REPORT 2003 | 17

NOTES TO FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to the Royce Funds are included in administrative and office facilities expenses.

Distributions and Taxes:
      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

Repurchase agreements:
     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Securities lending:
      The Funds may loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

INVESTMENT ADVISER:
      Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.0% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.35% for each Fund through December 31, 2003. For the year ended December 31, 2003, Micro-Cap Portfolio recorded advisory fees of $2,136,775 (net of waivers of $18,821) and Small-Cap Portfolio recorded advisory fees of $333,893.

PURCHASES AND SALES OF INVESTMENT SECURITIES:
      For the year ended December 31, 2003, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Purchases	Sales

Micro-Cap Portfolio	$80,512,134	$60,594,651
Small-Cap Portfolio	$36,936,225	$20,126,965

18 | ROYCE CAPITAL FUND ANNUAL REPORT 2003

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

TAX INFORMATION:

      At December 31, 2003, net unrealized appreciation based on identified cost for tax purposes was as follows:

			Gross Unrealized
		Net Unrealized
	Tax Basis Cost	Appreciation	Appreciation	Depreciation

Micro-Cap Portfolio	$213,080,069	$53,773,921	$60,008,745	$6,234,824
Small-Cap Portfolio	$45,525,076	$10,445,353	$10,817,962	$372,609

      Distributions during the years ended December 31, 2003 and 2002, were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains

	2003	2002	2003	2002

Micro-Cap Portfolio	$1,084,763	$1,014,380	$8,070,635	$3,034,410
Small-Cap Portfolio	3,080,676	44,589	43,130	48,421

      The tax basis components of distributable earnings at December 31, 2003, were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation	Total Distributable Earnings

Micro-Cap Portfolio	$95,885	$2,616,339	$53,773,921	$56,486,145
Small-Cap Portfolio	64,892	92,576	10,445,353	10,602,821

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the year ended December 31, 2003, the Funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital

Micro-Cap Portfolio	$1,451,273	$(1,451,273)	—
Small-Cap Portfolio	183,664	(183,628)	$(36)

ROYCE CAPITAL FUND ANNUAL REPORT 2003 | 19

REPORT OF INDEPENDENT AUDITORS
To the Board of Trustees of Royce Capital Fund and the Shareholders of
Royce Capital Fund - Micro-Cap Portfolio and Royce Capital Fund - Small-Cap Portfolio

          In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Capital Fund - Micro-Cap Portfolio and Royce Capital Fund - Small-Cap Portfolio (constituting Royce Capital Fund, hereafter referred to as the “Funds”) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 6, 2004
20 | ROYCE CAPITAL FUND ANNUAL REPORT 2003

TRUSTEES AND OFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION: Charles M. Royce, Trustee, * President		NAME AND POSITION: David L. Meister, Trustee
Age: 64	No. of Funds Overseen: 19	Age: 64	No. of Funds Overseen: 19
Tenure: Since 1982	Non-Royce Directorships: Director of Technology Investment Capital Corp.	Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers (since October 2001) of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION: G. Peter O’Brien, Trustee

NAME AND POSITION: Mark R. Fetting, Trustee *
Age: 49	No. of Funds Overseen: 19
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 22 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.
		Age: 58	No. of Funds Overseen: 19
Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 22 Legg Mason Funds; Director of Renaissance Capital Greenwich Fund and Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).
NAME AND POSITION: John D. Diederich, Vice President and Treasurer
Age: 52
Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr., Vice President
Age: 45
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION: W. Whitney George, Vice President
Age: 45
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION: Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 41
Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen, Secretary
Age: 36
Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce; Principal of Credit Suisse First Boston Private Equity (2001-2002).

NAME AND POSITION: Donald R. Dwight, Trustee
Age: 72	No. of Funds Overseen: 19
Tenure: Since 1998	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the 94 Eaton Vance Funds.

NAME AND POSITION: Richard M. Galkin, Trustee
Age: 65	No. of Funds Overseen: 19
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION: Stephen L. Isaacs, Trustee
Age: 64	No. of Funds Overseen: 19
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaac’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke, Trustee
Age: 69	No. of Funds Overseen: 19
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

*	Interested Trustee.
Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.
The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.
ROYCE CAPITAL FUND ANNUAL REPORT 2003 | 21

Item 2: Code(s) of Ethics – As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3: Audit Committee Financial Expert –

(a)(1)	The Board of Trustees of the Registrant has determined that it does not have an audit committee financial expert.

(a)(2)	The Board of Trustees of the Registrant has determined that, although each member of its Audit Committee is financially literate and has the necessary education and experience to be effective members of the Audit Committee, no one member of its Audit Committee possesses each of the five attributes of an audit committee financial expert. The Board of Trustees has therefore further determined that it would be appropriate and desirable to add a person to the Audit Committee that possesses each of the five attributes of an audit committee financial expert. Accordingly, the non-interested members of the Board of Trustees, acting as a Nominating Committee, have begun a search for a new non-interested Board member who will serve as the audit committee financial expert.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees: Year ended December 31, 2003 - $11,640 Year ended December 31, 2002 - $13,201

(b)	Audit-Related Fees: Year ended December 31, 2003 - $0 Year ended December 31, 2002 - $0

(c)	Tax Fees: Year ended December 31, 2003 - $3,360 Preparation of tax returns and excise tax review Year ended December 31, 2002 - $3,648 Preparation of tax returns and excise tax review

(d)	All Other Fees: Year ended December 31, 2003 - $0 Year ended December 31, 2002 - $0

(e)(1)    Annual Pre-Approval:   On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

              If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

              Interim Pre-Approval:   If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2003 – $3,360 Year ended December 31, 2002 – $3,648

(h)	No such services were rendered during 2003.

Item 5: Not Applicable.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce Charles M. Royce President

Date: March 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/ Charles M. Royce Charles M. Royce President	BY:	/s/ John D. Diederich John D. Diederich Chief Financial Officer

Date: March 1, 2004		Date: March 1, 2004